UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2007 (July 1, 2007)

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K is filed as an amendment (“Amendment No. 1”) to the Current Reports on Form 8-K (File No. 001-32678) filed by DCP Midstream Partners, LP (“DCP”) under Items 1.01, 2.01, 2.03, 3.02, 7.01 and 9.01 on July 2, 2007 and September 5, 2007 (the “Initial 8-K’s”). The information included in Items 1.01, 2.01, 2.03, 3.02, 7.01 and 9.01 of the Initial 8-K’s is incorporated herein by reference. Amendment No. 1 is being filed to update the financial information included in the July 2, 2007 Form 8-K through June 30, 2007, and to include the financial information required under Item 9.01 that was omitted from the September 5, 2007 Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited consolidated financial statements of Discovery Producer Services LLC as of December 31, 2006 and 2005, and for the years ended December 31, 2006, 2005 and 2004, and unaudited consolidated financial statements of Discovery Producer Services LLC as of June 30, 2007, and for the six months ended June 30, 2007 and 2006, are attached hereto as Exhibit 99.1, and are incorporated herein by reference.

Audited combined financial statements of the East Texas Midstream Business as of December 31, 2006 and 2005, and for the years ended December 31, 2006, 2005 and 2004, and unaudited combined financial statements of the East Texas Midstream Business as of June 30, 2007, and for the six months ended June 30, 2007 and 2006, are attached hereto as Exhibit 99.2, and are incorporated herein by reference.

Audited consolidated financial statements of Momentum Energy Group, Inc. and Subsidiaries as of June 30, 2007, and December 31, 2006 and 2005, and for the six month period ended June 30, 2007, for the years ended December 31, 2006 and 2005, and for the period August 24, 2004 (date of inception) through December 31, 2004, and unaudited consolidated financial statements of Momentum Energy Group, Inc. and Subsidiaries for the six months ended June 30, 2006, are attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of DCP as of June 30, 2007, and for the six months ended June 30, 2007, and for the year ended December 31, 2006, are attached hereto as Exhibit 99.4, and are incorporated herein by reference. Unaudited pro forma condensed consolidated financial statements of DCP for the years ended December 31, 2005 and 2004 were attached as Exhibit 99.5 to Form 8-K (File No. 001-32678) filed on July 2, 2007 by DCP.

(c)	Not applicable.

(d)	Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date: October 3, 2007		/s/ Thomas E. Long
Name: Thomas E. Long
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of Ernst & Young LLP on Discovery Producer Services LLC’s Consolidated Financial Statements as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004.

Exhibit 23.2	Consent of Deloitte & Touche LLP on East Texas Midstream Business’ Combined Financial Statements as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004.

Exhibit 23.3	Consent of Deloitte & Touche LLP on Momentum Energy Group, Inc. and Subsidiaries Consolidated Financial Statements as of June 30, 2007, and December 31, 2006 and 2005 and for the six months ended June 30, 2007, and the years ended December 31, 2006 and 2005 and the period from August 24, 2004 through December 31, 2004.

Exhibit 99.1	Audited and unaudited historical consolidated financial statements of Discovery Producer Services LLC.

Exhibit 99.2	Audited and unaudited historical combined financial statements of the East Texas Midstream Business.

Exhibit 99.3	Audited and unaudited historical consolidated financial statements of Momentum Energy Group, Inc. and Subsidiaries.

Exhibit 99.4	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP.